UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 23, 2009
Date of Report (date of earliest event reported)
NOTIFY TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)
California	000-23025	77-0382248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1054 S. De Anza Blvd., Suite 202, San Jose, CA 95129
(Address of principal executive offices, including zip code)
(408) 777-7920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On October 23, 2009, the Compensation Committee of our Board of Directors approved the terms of our Fiscal Year 2010 Executive Management Bonus Plan, a description of which is filed as Exhibit 10.38 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.38	Description of the Fiscal Year 2010 Executive Management Bonus Plan of Notify Technology Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Date: December 23, 2009	By:	/s/ Gerald W. Rice
Gerald W. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.38	Description of the Fiscal Year 2010 Executive Management Bonus Plan of Notify Technology Corporation